UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2014

CHRYSLER GROUP LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54282	27-0187394
(Commission File Number)	(IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 6, 2014, Fiat S.p.A., the parent of Chrysler Group LLC (the “Company”), issued a press release containing the results of operations and financial condition of Fiat S.p.A. for the quarter ended March 31, 2014. A copy of this press release is furnished herewith as Exhibit 99.1.

The information contained in the press release furnished herewith includes the consolidated results of Fiat S.p.A and its subsidiaries, including the Company, and has been prepared in accordance with International Financial Reporting Standards (IFRS).

On May 12, 2014, consistent with its usual practice, the Company will issue a press release announcing its preliminary first quarter financial results on a stand-alone basis, and prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP), followed by a conference call at 9:30 a.m. ET/ 2:30 p.m. UK/ 3:30 p.m. CET to review and discuss its preliminary first quarter financial results.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by Fiat S.p.A. dated May 6, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014

CHRYSLER GROUP LLC (Registrant)

/s/ Marjorie Harris Loeb
Marjorie Harris Loeb
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release issued by Fiat S.p.A. dated May 6, 2014.